SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 16, 2003


                              MEGO FINANCIAL CORP.

                   -------------------------------------------

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

       NEW YORK                       1-8645               13-5629885
  (STATE OR OTHER                  (COMMISSION            (IRS EMPLOYER
  JURISDICTION OF                  FILE NUMBER)          IDENTIFICATION NO.)
                 FORMATION)


                   2280 CORPORATE CIRCLE, HENDERSON, NV 89074
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (702) 992-3001


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ITEM 5: OTHER EVENTS AND REGULATION FD DISCLOSURES


Michael H. Greco has resigned his position as President and Chief Executive Officer, effective July 10, 2003.

Kevin J. Blair has resigned his position as Chief Operating Officer and Secretary, effective July 18, 2003.

Spencer I. Browne has resigned his position as Chairman of the Audit Committee of the Board of Directors, effective July 11, 2003.

Ross J. Mangano has resigned his position as a Board of Director of the Company effective July 11, 2003.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MEGO FINANCIAL CORP.


                                            By:  /s/ C. Alan Bentley
                                            -----------------------------------
                                            C. Alan Bentley
                                            Trustee


Dated:  July 16, 2003